Agreement Date                            199
                             --------------------------    ---

                        Sales Ledger Financing Agreement


                                     Between


                      Barclays Commercial Services Limited


                                       And


                                Elements (UK) Ltd


                                Commencement Date

                                                    199
                        ----------------------------   --

                        SALES LEDGER FINANCING AGREEMENT
                        --------------------------------

A.   PARTIES AND DATE
     ----------------

     This Agreement is made between:

     (1)  WE/US: BARCLAYS COMMERCIAL SERVICES LIMITED

                                       AND

     (2)  YOU: THE CLIENT NAMED IN THE CLIENT PARTICULARS BELOW

          on   the day that the last of either you or us signs it.

B.   INTRODUCTION
     ------------

B.1 The purpose of this Agreement is to set out the terms upon which we will purchase the Debts due to you from your Debtors.

B.2 References to lettered Clauses are to those in this document. References to the Schedule are to the Schedule appearing at section I of this document. References to numbered Conditions are to those in the separate document provided by us entitled "Terms and Conditions of Business". Words with special meanings are explained in Condition 24.1.

B.3 The Debts to which this Agreement applies are shown in the Schedule, together with such other Debts as we may subsequently agree with you in writing. We agree to purchase from you and you agree to sell to us all Debts to which this Agreement applies:

     (i) which are in existence on the Commencement Date shown in the Schedule; and

     (ii) all such Debts created in future.

B.4  The facilities which we will provide to you are stated in the Schedule.

B.5  The whole agreement between you and us shall be comprised only by:

     (i)  this document;

     (ii) our document entitled "Terms and Conditions of Business";

     (iii) our Letter of Offer (if any) whose date appears in the Schedule;

     (iv) our  Computer   User  Guide  (if  we  are  to  provide  you  with  our
          computerised facilities);

     all of which have been supplied or are available to you upon your request. References to "the Agreement" shall include all or any of the above together with any variation, amendment or extension of it. The terms of this document and the Conditions shall prevail over any inconsistency shown in any other document. All earlier agreements between you and us and all discussions, quotations, warranties and representations by us however made shall be of no effect, except the Letter of Offer (if any).

C.   START AND LENGTH OF OUR RELATIONSHIP
     ------------------------------------

     The contractual relationship between you and us set out in this Agreement shall begin on the Commencement Date and then continue for the Minimum Period, both of which are set out in the Schedule. It will then continue until ended by either you or us giving to the other not less than the Minimum Period of Notice specified in the Schedule which must expire at the end of a calendar month. Such notice may be given at any time, even during the Minimum Period. We shall also have the right immediately to terminate this Agreement by written notice to you at any time following a Termination Event. During any period of notice, you will continue to deliver Notification Schedules.

D.   OWNERSHIP OF DEBTS
     ------------------

     The ownership of each Outstanding Debt and its Related Rights shall vest in us on the Commencement Date, where the Debt exists at that date, or at the moment the Debt is created, if that is after the Commencement Date.

E.   POWER TO ACT IN YOUR NAME
     -------------------------

E.1 By way of security for the performance of your obligations to us and for all sums which shall become due to us, you irrevocably appoint us and our directors, company secretary and other officers, at any time, jointly and each of them severally, as your true and lawful attorneys to act as we or they consider necessary or appropriate in order to:

     (a) obtain payment of and give valid discharges for any Debt (including re-assigned Debts); or

     (b)  deal with any Debt; or

     (c)  perfect our title to any Debt; or

     (d) secure performance of any of your obligations to us or to any Customer.

     For these purposes your attorneys may do any of the following:

     (i)  execute all necessary deeds, agreements and documents;

     (ii) complete, negotiate or endorse all necessary instruments;

     (iii) conduct or defend any proceedings;

     (iv) settle any indebtedness;

     (v)  take all other steps they consider requisite.

E.2 This appointment shall continue both during and after the ending of this Agreement, until all sums due to us have been paid.

E.3 You also irrevocably appoint any assignee of ours as your attorney to perform any of the acts set out above.

E.4 We may appoint and remove a substitute attorney for any of the above matters. You will ratify and confirm whatever shall be done under these powers.

F.   GOVERNING LAW AND JURISDICTION
     ------------------------------

     Our relationship with you is to be governed and interpreted by English law. You will submit to the jurisdiction of the English courts. However we may, in our discretion, use the courts of any other jurisdiction.

G 01 CONDITIONS PRIOR TO COMMENCEMENT
     -------------------------------

G 09 We receive written acknowledgement from your bankers that copy statements for all accounts held by you will be sent, when produced, directly to us. The draft wording for this acknowledgement is enclosed.

G 10 We receive written confirmation from your bankers of your revised banking facilities including whether your bankers will be registering any charge or debenture over the assets of the company. In such a case, it may be necessary to obtain a waiver in respect of the book debts.

G 11 We receive an unaddressed General Notice of Assignment letter (draft format enclosed).

G 21 We receive a Full Guarantee and Indemnity from Regent  Communications  (UK)
     Limited,  Libra  City  Corporate  Printing  Limited,   Unidigital  Inc  and
     Unidigital (UK) Ltd in the format provided.

G 28 We receive a copy of your latest management accounts.

G 29 We  receive  a  master  debtor  name  and  address  listing,   marked  with
     anticipated funding line requirements for each debtor.

G 37 Your sales ledger is fully reconciled, clearly identifying all outstanding invoices and credit notes in an open item format with all cash and other credit terms allocated to the appropriate invoices.

G 38 We receive an all asset debenture to be registered in our favour.

G 52 1.  Barclays  Bank plc to be appointed as principle  bankers to  Unidigital
     (UK) Ltd group.

     2. Unidigital Inc. confirms to us that we will be informed in advance of the level of loan and loan repayment rate in respect of the loan from Unidigital Inc. to Unidigital (UK) Ltd group. In addition Unidigital Inc. confirms to us that this loan will not be repaid such that repayment will cause cashflow problems to Unidigital (UK) Ltd group.

     3 Unidigital Inc. provide us with a guarantee and indemnity limited to (pound)500K in respect of this facility.

     4.The Unidigital (UK) Ltd group retains a minimum Net Worth of (pound)500k ( calculated by the sum of paid up share capital plus retained profits and parental loan).

     5. You understand that the figures shown in clauses I 08 and I 23 of this agreement are the total amounts to be apportioned across our agreements with Elements UK Ltd, Regent Communications (UK) Ltd and Libra City Corporate Printing Ltd.

G 53 You accept that if this  document is signed and returned to us after the 18
     December 1997 we can advise you before the first pre-payment is made, that this agreement shall be of no effect.

NB Please note that any information requested must prove satisfactory to ourselves.

H 01 CONDITIONS APPLYING AT ALL TIMES

H 06 Debts assigned are to be evidenced by copy invoices and credit notes, or suitable sales daybook listings, being supplied to ourselves along with the appropriate schedule of debts. We should be supplied with copies of any credit notes that are raised on any debtor where there are debts outstanding that have been assigned to us.

H 07 We will require to visit you from time to time in order to confirm that the ledger is being operated in accordance with the agreement and to fulfil our audit requirements.

H 08 You will provide by the 10th of each month, a sales ledger reconciliation as at the last working day of each month previous, such reconciliation to include:-

     1. fully posted aged debtor analysis

     2. copy open item statements for each debtor, on a monthly basis, showing details of the outstanding debts assigned to us

     3. fully posted aged creditors analysis

     4. month end reconciliation form duly signed and authorised by an official signatory of the company.

H 09 Your invoice stationery is printed with the full and correct company style, terms of trade and VAT number.

H 10 You, as agent for ourselves, continue to collect monies from debtors in respect of assigned debts. Monies from such debtors should then be deposited by you for the credit of an account specified by us, with copies of the debtors' remittance advices (or full details of items paid) forwarded to us with the counterfoil paying in slip.

     The Banking of debtor cheques, or other forms of payment, into any bank account other than the Trust Account is strictly prohibited.

     All company bank statements, relating to all accounts, must be made available on request.

H 11 Debt verification will be undertaken on your sales ledger. This procedure may be undertaken at your premises with the assistance of your personnel or, alternatively, through a third party acting on our behalf.

H 14 An essential feature of the confidential facility is that although invoices will be assigned to us, the sales ledger will be maintained by you for and on behalf of us, the ledger items should therefore be clearly marked to identify the debts that have been assigned to ourselves.

H 20 No deposits are taken from debtors. Should any debtor choose to pay a deposit then we should be notified immediately. We may consider the need to hold a reserve against availability in respect of the deposit to protect ourselves against any possible offset claim by the debtor.

H 35 We are provided with management accounts on a monthly basis in order that we can monitor your progress.

H 42 Copies of debtors' signed delivery notes and /or carriers' receipt notes are held to our order.

H 78 That no:
     1) debtors are to be handled on both cash and credit basis
     2) invoices are to be raised on sale or return trading terms
     3) goods are to be provided on an evaluation or trial basis.

H 79 The maximum terms of trade should not exceed Net 60 days as terms in excess of these may result in the debtor concerned being handled on an unapproved basis only.

H103 You maintain written records detailing all written and verbal communication with debtors in relation to the collection of domestic debts. These records must be kept separately for each debtor and must be held to our order.

H104 a We shall carry out monthly audits of the business until the Proof of debt system is satisfactory for our purposes

     b We receive quarterly accounts of Unidigital Inc

                                  THE SCHEDULE
                                  ------------

I 01 FACILITIES SELECTED
     (Conditions 1.2 and 1.3)

     Early Payment Facility             You will have the  benefit of an Early
                                        Payment  from us,  towards the Purchase
                                        Price of Approved  Debts, at the
                                        percentage set out in clause I 07

     Recourse Facility                  At the expiry of the Recourse Period
                                        Early Payment in respect an Outstanding
                                        Debt to has be returned to us.

     Computerised Facilities            From the installation you will have the
                                        benefit of our computerised facilities
                                        described in our Computer User Guide.

I 02 Commencement Date                                199
     (Clauses C and D)                  -------------    ---


I 03 Minimum Period of this Agreement   6 months.
     (Clause C)

I 04 Minimum Notice Period to           3 months.
     Terminate this Agreement
     (Clause C)

I 05 Date of Letter of Offer:           Inapplicable.
     (Clause B.5(iii))

I 06 Payment Account Credit Date:       (a) For all Debts - the date of receipt
     (Condition 5.2)                    by us of payment for value from the
                                        Debtor.

I 07 Early Payment Percentage           75 % of Approved and Covered Debts
     (Condition 5.7(ii))                within the BCSL Credit Line.

I 08 Early Payment Ceiling              (pound) 1,400,000
     (Condition 5.7(i))

I 10 Discount -                         2 % above Base Rate.
     (Condition 6.1)

I 11 Notice of Assignment Provisions    No notice of assignment will be given,
     (Condition 7.1)                    unless your Agency to collect Debts
                                        shall be withdrawn.

I 12 Your Business (Condition 13.2(g))  The supply of pre press services.

I 13 Your Payment Terms (Condition      30 days from end of month in which
     13.2(l))                           invoice is generated.

I 14 Permitted Currencies in addition   None.
      to Sterling (Condition 13.2(m))

I 15.01 Non-Notifiable Debts            We do not require to be notified of
        (Condition 14.1(e)(iii))        sales to the following debtors:
                                        We shall supply you with these names
                                        from time to time.

                                        Please note that:
I 15.02                                 We do not require to be notified of
                                        sales to associated companies.

I 15.03 We do not require to be notified of cash sales.

I 15.18                                 We do not require to be notified of
                                        sales to private individuals.

I 15.19                                 We do not require to be notified of
                                        proforma sales.

        TERMS APPLICABLE ONLY TO
        ------------------------
        U.K. DEBTS
        ----------

I 16    U.K. Debts to which this        All U.K. Debts.
        Agreement applies:
        (Clause B.3)

I 18    Recourse Period for each        90 days from the last day of the month
        U.K. Recourse Debt.             of issue of the relative invoice.
        (Conditions 5.3 and 5.4(iv))

I 20    Service Charge for each         0.20 % of the Notified Value of each
        Notified U.K. Debt              Debt.
        (Condition 6.2 and 6.3)

I 21    Minimum Level of Service        (pound)10,000 in each period of 12
        Charges for U.K. Debts          months.
        (Conditions 6.3 and 6.4)

J.           CLIENT PARTICULARS
             ------------------

Company Name                            Elements (UK) Ltd

Company registration number             2888039

Principal place of business             48 Margaret Street, London, W1N 7FD

Business or trading style (if any)      -


      TO CONFIRM the respective consent of each party to this Agreement (including the Terms and Conditions of Business and all other documents referred to in Clause B5 above) AND TO ACKNOWLEDGE the opportunity to take independent legal advice as to all its terms both parties have executed this document as indicated below.

SIGNED as a Deed on the

 1st  day of  December        199 7   on behalf of
-----       -----------------    ---

BARCLAYS COMMERCIAL SERVICES
LIMITED

acting by
                                           ----------------------------------


Wendy Mary Poole                           /s/ Wendy Mary Poole
---------------------------------------    ----------------------------------
                                           Signature of Attorney
                                           ----------------------------------
and

Duncan MacCormick                          /s/ Duncan MacCormick
---------------------------------------    ----------------------------------
                                           Signature of Attorney
its duly appointed attornies in the presence of :

Witness' Signature     /s/ Deborah Tribe
                       ---------------------------------------

Witness' Name          Deborah Tribe
                       ---------------------------------------
                       Aquila House, Breeds Place
Witness' Address       Hastings, East Sussex
                       TN34 3DG

Occupation             Sales Support Team
                       ---------------------------------------

CORPORATE CLIENT
----------------

SIGNED and DELIVERED as a Deed on the

 26th day of  November 199 7   by you
------       -----------  ---

Elements (UK) Ltd

acting by
                                           ------------------------------------
*

Anthony Manser                             /s/ Anthony Manser
-----------------------------------------  ------------------------------------
(a Director)                               Signature of Director
                                           ------------------------------------
and *

Colan Parl Martin                          /s/ P. Martin
-----------------------------------------  ------------------------------------
(a **Director)                             Signature of **Director
Key: * Please print names.
---  **Delete as applicable.

                      BARCLAYS COMMERCIAL SERVICES LIMITED
            Millenium House, 99 Bell Street, Reigate, Surrey RH2 7AN
                           Telephone: (01737) 755600




Mr Tony Manser, Group Managing Director
Regent Group Limited
48 Margaret Street
London W1N 7FD




                                                  Date: 13 May 1998


Dear Tony,

I write following receipt of your request for an increase in the payment ceiling on the Invoice Discounting facility held with Barclays Commercial Services. I am pleased to confirm that I have gained sanction to increase the current group limit of (pound)1,400,000.

Your cash flows indicate the combined cash requirement for The Regent Group Ltd and Elements (UK) Ltd to be in the region of (pound)2,200,000 accordingly a new group ceiling of (pound)2,300,000 will be marked.

There are a number of conditions of sanction which should be met by the following deadlines;

-- Full cash flows detailing requirements for the next twelve months are provided by the 30/6/98.

-- An update of the loan repayments to Unidigital Inc. is provided by the 30/6/98.

-- A new (original) General Notice of Assignment is provided for Elements (UK)
   Ltd, faxed copy attached.

In addition to the above BCS will continue to mark forward monthly audit visits in order that the development and performance of the group can be monitored.

I trust that the above is self explanatory however if you have any queries please do not hesitate contact me at Reigate.

In order that the amendment can be actioned could I ask that the indemnifiers to the facility sign the attached copy of this letter and return it completed for my attention.

Yours sincerely,


/s/ Andy Pope

Andy Pope
Relationship Manager